SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): January 25, 2010

BURROW MINING, INC.
 (Exact Name Of Registrant As Specified In Charter)

Nevada	333-148925	20-8628868
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660
(Current Address of Principal Executive Offices)

Phone number: 949-475-9086
(Issuer Telephone Number)

17177 64th Avenue, Surrey, B.C. V3S 1Y6
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 --     Corporate Governance and Management

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2010, Richard O. Weed was elected to the Board of Directors by the stockholders holding a majority of the voting power of the corporation.  Concurrently, Cathy My Tan Ho and Heather Meo Tan Ho resigned as officers and directors of the corporation.

Information Concerning Management

As of January 25, 2010, the issuer’s officer’s and directors are:

President - Richard O. Weed

Secretary - Richard O. Weed

Treasurer - Richard O. Weed

Board of Directors - Richard O. Weed

Business Experience of the Officers and Directors

Richard O. Weed, age 47, Board Member, President, Treasurer and Corporate Secretary, is partner in Weed & Co. LLP.  Weed & Co. LLP is a law firm that provides advice on capital formation and business strategy, including litigation.  The firm is known for using analytical firepower, creative problem solving, and resourceful implementation to assist clients.

RICHARD O. WEED, born San Antonio, Texas, June 18, 1962; admitted to bar, 1987, Texas; 1993, California.  Education: University of Texas at Austin (B.B.A., 1984); St. Mary’s University School of Law (J.D., 1987): University of Southern California (M.B.A., 1992). Phi Delta Phi. Senior Associate Editor, St. Mary’s Law Journal, 1986-1987. Adjunct Professor of Law, Western State University College of Law, Irvine, California 1994-1996; Adjunct Professor of Business, DeVry Institute of Technology, Long Beach, California; 1997; Bankruptcy Litigation Attorney Gibson, Dunn & Crutcher, Irvine, California 1993; Business Litigation Attorney with Foster, Lewis, Langley, Gardner & Banack, Inc., San Antonio, Texas 1987-1991.  Member: State Bar of California; State Bar of Texas; American Bar Association; Orange County Bar Association and Association for Corporate Growth.  PRACTICE AREAS: Securities, Business Law, Mergers, Acquisitions and Divestitures, Corporate Law, and Litigation.

Weed & Co. LLP has a written fee agreement to perform legal services until December 31, 2010.  Under the fee agreement, Weed & Co. LLP receives a fixed fee of $10,000 per month.  Further, Mr. Weed will receive $3,500 per month for serving as Corporate Secretary.

Section 9 --      Financial Statement and Exhibits

Item 9.01       Financial Statement and Exhibits.

10.1           Fee Agreement with Weed & Co. LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Burrow Mining, Inc.

Dated: January 29, 2010	By:	/s/ Richard O. Weed
Richard O. Weed
President